As filed with the Securities and Exchange Commission on May 29, 2012
Registration No. 333-181565

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pre-Effective
Amendment No. 1 to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

WESTMORELAND COAL COMPANY
(exact name of registrant as specified in its charter)

Delaware	1221	23-1128670
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

(FOR CO-REGISTRANTS, PLEASE SEE “TABLE OF CO-REGISTRANTS”
ON THE FOLLOWING PAGE)

9540 South Maroon Circle, Suite 200 Englewood, Colorado 80112 Telephone: (855) 922-6463
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Jennifer S. Grafton General Counsel and Secretary Westmoreland Coal Company 9540 South Maroon Circle, Suite 200 Englewood, Colorado 80112 Telephone: (855) 922-6463
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With a copy to:
Amy L. Bowler, P.C.
Holland & Hart LLP
6380 South Fiddlers Green Circle, Suite 500
Greenwood Village, CO 80111
Phone (303) 290-1086

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. ☐

If this Form is a post effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)     ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)     ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF CO-REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter	Primary Standard Industrial Classification Code No.	I.R.S. Employer Identification No.	State or Other Jurisdiction of Incorporation or Organization
Westmoreland Partners	4991	33-0487790	Virginia
Westmoreland Energy LLC	4991	61-1409081	Delaware
Westmoreland - North Carolina Power L.L.C.	4991	20-5102494	Virginia
WEI-Roanoke Valley, Inc.	4991	23-2544944	Delaware
Westmoreland Roanoke Valley, L.P.	4991	23-2609738	Delaware
Westmoreland Resources, Inc.	1221	81-0364990	Delaware
WRI Partners, Inc.	1221	26-2703697	Delaware
Westmoreland Kemmerer, Inc.	1221	27-2103673	Delaware
Westmoreland Coal Sales Company, Inc.	1221	23-1701997	Delaware
Westmoreland Power, Inc.	1221	84-1579965	Delaware
WCC Land Holding Company, Inc.	1221	27-3965489	Delaware

Address, including Zip Code, and Telephone Number, including Area Code, of each Co-Registrant’s Principal Executive Offices: 9540 South Maroon Circle, Suite 200, Englewood, Colorado 80112; Telephone: (855) 922-6463.

Name, Address, including Zip Code, and Telephone Number, including Area Code, of each Co-Registrant’s Agent for Service: Jennifer S. Grafton, General Counsel; 9540 South Maroon Circle, Suite 200, Englewood, Colorado 80112; Telephone: (855) 922-6463.

Explanatory Note

This Pre-Effective Amendment No. 1 is being filed for purposes of amending the signature pages to the registration statement on Form S-4 filed with the Securities and Exchange Commission on May 21, 2012 (File No. 333-181565). No changes are being made to Part I of the registration statement or to Items 20 and 22 of Part II of the registration statement.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.  Indemnification of Directors and Officers

Registrants under the laws of Delaware

Section 102 of the Delaware General Corporation Law allows a corporation to eliminate or limit the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase or redemption in violation of Delaware corporate law or obtained an improper personal benefit. Our Restated Certificate of Incorporation limits the liability of directors to the extent permitted by Delaware law.

Section 145 of the Delaware General Corporation Law provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation and certain other persons serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred in connection with an action, suit or proceeding to which he is or is threatened to be made a party by reason of such position, if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal proceeding, if such person had no reasonable cause to believe his conduct was unlawful; provided that, in the case of actions brought by or in the right of the corporation, indemnification is limited to expenses and no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the adjudicating court determines that such indemnification is proper under the circumstances. Section 145 also permits us to purchase and maintain insurance on behalf of any person who is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not we would have the power to indemnify such person against such liability.

Our bylaws obligate us to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, either civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer or supervisor or manager of us or a constituent corporation absorbed in a consolidation or merger, or while our director, officer or supervisor or manager is or was serving at our request or at the request of a constituent corporation absorbed in a consolidation or merger, as a director, officer or supervisor or manager of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, whether or not the indemnified liability arises or arose from any threatened, pending or completed action by or in the right of the corporation to the extent that such person is not otherwise indemnified and to the extent such indemnification is not prohibited by applicable law. Our bylaws also obligate us to pay any such person’s expenses in advance of the final disposition of any such proceeding, if such person undertakes to repay any amount so advanced if it shall ultimately be determined that he is not entitled to be indemnified by us.

Under our bylaws, our obligation to indemnify, including the duty to advance expenses, is a contract between our company and each person entitled to indemnification, and no modification or repeal of our bylaws may affect, to the detriment of any such person, our obligations in connection with a claim based on any act or failure to act occurring before such modification or repeal.

Our bylaws also permit us to purchase and maintain insurance, and we have purchased insurance on behalf of our directors and officers.

Under our bylaws, the rights to indemnification and advance of expenses are not exclusive of any other right to which an indemnified person may be entitled, and all such rights shall inure to the benefit of the indemnified person and his or her heirs, executors and administrators.

Registrants under the laws of Virginia

Westmoreland - North Carolina Power, L.L.C. is a limited liability company organized under the laws of the State of Virginia.  Under Virginia law, to the extent provided in the articles of organization or operating agreement, a limited liability company may eliminate a manager or member’s personal liability for monetary damages in any proceeding brought by or in the right of the limited liability company or by or on behalf of its members, except for liability resulting from such manager or member’s willful misconduct or a knowing violation of criminal law.  If the articles of organization and operating agreement are silent, a manager or member’s personal liability is limited to the greater of $100,000 or the amount of cash compensation received in the twelve months immediately preceding the act or omission for which liability is imposed.  Section 13.1-1009 of the Virginia Limited Liability Company Act empowers a Virginia limited liability company, subject to such standards and restrictions, if any, as are set forth in its articles of organization or an operating agreement, to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.  The Operating Agreement of Westmoreland - North Carolina Power, L.L.C. grants it the power to indemnify any person.

Westmoreland Partners is a partnership formed under the laws of the State of Virginia.  Section 50-73.99 of the Virginia Uniform Partnership Act, a partnership is obligated to reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business of the partnership or for the preservation of its business or property.  The partnership agreement provides that each partner will indemnify and hold harmless the other partners and their affiliates, directors, officers, employees and agents and the partnership from and against all claims, loss, damage, demands, liabilities, obligations or rights of action, arising as a result of anything done or omitted to be done through the gross negligence or willful misconduct of the indemnifying partner or its officers, directors, employees, agents.

Item 21.     Exhibits and Financial Statement Schedules.

(a)     Exhibit

See the Exhibit Index attached to this registration statement and incorporated by reference herein.

Financial Statement Schedules:

All schedules have been omitted because they are not applicable or not required, or the required information is included in the financial statements or notes thereto, which are incorporated herein by reference.

Item 22.  Undertakings

The undersigned Registrants hereby undertake:

(a)(1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unexchanged at the termination of the offering.

(d)  That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)  That, for the purpose of determining liability of the registrants under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser.

(i)	any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;

(iii)
the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv)	any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(f)  That, for purposes of determining any liability under the Securities Act of 1933, each filing of a registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g)  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(h)  To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(i)  To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this Pre-Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado on May 29, 2012.

WESTMORELAND COAL COMPANY

By:	/s/ KEITH E. ALESSI
Name:	Keith E. Alessi
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Keith E. Alessi	Chief Executive Officer and Director	May 29, 2012
Keith E. Alessi	(Principal Executive Officer)

/s/ Kevin A. Paprzycki	Chief Financial Officer and Treasurer	May 29, 2012
Kevin A. Paprzycki	(Principal Financial Officer)

/s/ Russell H. Werner	Corporate Controller	May 29, 2012
Russell H. Werner	(Principal Accounting Officer)

*	Director	May 29, 2012
Michael R. D’Appolonia

*	Director	May 29, 2012
Gail E. Hamilton

*	Director	May 29, 2012
Richard M. Klingaman

*	Director	May 29, 2012
Jan B. Packwood

*	Director	May 29, 2012
Robert C. Scharp

/s/ Keith E. Alessi
* Keith E. Alessi as Attorney-in-fact

WESTMORELAND PARTNERS
By:	WESTMORELAND-NORTH CAROLINA POWER, LLC, General Partner*

By:	/s/ Donald Keisling
Name:	Donald Keisling
Title:	Chief Executive Officer (Principal Executive Officer)

By:	WESTMORELAND ENERGY LLC, General Partner*

By:	/s/ Donald Keisling
Name:	Donald Keisling
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Westmoreland-North Carolina Power, LLC

/s/ Donald Keisling	Chief Executive Officer	May 29, 2012
Donald Keisling	(Principal Executive Officer)

/s/ Russell H. Werner	Treasurer and Controller	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

/s/ Douglas P. Kathol	Director	May 29, 2012
Douglas P. Kathol

/s/ Kevin A. Paprzycki	Director	May 29, 2012
Kevin A. Paprzycki

/s/ Jennifer S. Grafton	Director	May 29, 2012
Jennifer S. Grafton

Westmoreland Energy LLC

/s/ Donald Keisling	Chief Executive Officer	May 29, 2012
Donald Keisling	(Principal Executive Officer)

/s/ Russell H. Werner	Treasurer and Controller	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jennifer S. Grafton	Director	May 29, 2012
Jennifer Grafton

/s/ Douglas P. Kathol	Director	May 29, 2012
Douglas Kathol

/s/ Kevin A. Paprzycki	Director	May 29, 2012
Kevin Paprzycki

* Westmoreland Partners has no officers or directors.

WESTMORELAND ENERGY LLC

By:	*
Name:	Donald Keisling
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	May 29, 2012
Donald Keisling	(Principal Executive Officer)

/s/ Russell H. Werner	Treasurer and Controller	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Douglas Kathol

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Russell H. Werner
* Russell H. Werner as Attorney-in-fact

WESTMORELAND ROANOKE VALLEY, L.P.

By:	WEI-Roanoke Valley, Inc., General Partner*

By:	/s/ Donald Keisling
Name:	Donald Keisling
Title:	Chief Executive Officer (Principal Executive Officer)

By:	Westmoreland Energy LLC, Limited Partner

By:	/s/ Donald Keisling
Name:	Donald Keisling
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

WEI-Roanoke Valley Inc.

/s/ Donald Keisling	Chief Executive Officer	May 29, 2012
Donald Keisling	(Principal Executive Officer)

/s/ Russell H. Werner	Treasurer and Controller	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

/s/ Douglas P. Kathol	Director	May 29, 2012
Douglas Kathol

/s/ Kevin A. Paprzycki	Director	May 29, 2012
Kevin Paprzycki

/s/ Jennifer S. Grafton	Director	May 29, 2012
Jennifer Grafton

* Westmoreland Roanoke Valley, L.P. has no officers or directors.

WEI - ROANOKE VALLEY, INC.

By:	*
Name:	Donald Keisling
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	May 29, 2012
Donald Keisling	(Principal Executive Officer)

/s/ Russell H. Werner	Treasurer and Controller	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Douglas Kathol

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Russell H. Werner
*Russell H. Werner as Attorney-in-fact

WESTMORELAND-NORTH CAROLINA POWER, L.L.C.

By:	*
Name:	Donald Keisling
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	May 29, 2012
Donald Keisling	(Principal Executive Officer)

/s/ Russell H. Werner	Treasurer and Controller	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Douglas Kathol

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Russell Werner
*Russell H. Werner as Attorney-in-fact

WESTMORELAND RESOURCES, INC.

By:	/s/ Jerome Gillespie
Name:	Jerome Gillespie
Title:	President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jerome Gillespie	President	May 29, 2012
Jerome Gillespie	(Principal Executive Officer)

*	Controller and Treasurer	May 29, 2012
Susan Mateel	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Joseph Micheletti

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Jerome Gillespie
* Jerome Gillespie as Attorney-in-fact

WRI PARTNERS, INC.

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kevin Paprzycki	Chief Executive Officer	May 29, 2012
Kevin Paprzycki	(Principal Executive Officer)

*	Controller and Treasurer	May 29, 2012
Susan Mateel	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Joseph Micheletti

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Kevin Paprzycki
* Kevin Paprzycki as Attorney-in-fact

WESTMORELAND KEMMERER, INC.

By:	*
Name:	Thomas Durham
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Vice President	May 29, 2012
Thomas Durham	(Principal Executive Officer)

/s/ Russell H. Werner	Treasurer	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Joseph Micheletti

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Russell H. Werner
* Russell H. Werner as Attorney-in-fact

WESTMORELAND COAL SALES COMPANY, INC.

By:	*
Name:	Jonathan Barr
Title:	President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	May 29, 2012
Jonathan Barr	(Principal Executive Officer)

/s/ Russell H. Werner	Controller	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Joseph Micheletti

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Russell H. Werner
* Russell H. Werner as Attorney-in-fact

WESTMORELAND POWER, INC.

By:	*
Name:	Douglas Kathol
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer	May 29, 2012
Douglas Kathol	(Principal Executive Officer)

/s/ Russell H. Werner	Controller and Treasurer	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Douglas Kathol

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Russell H. Werner
* Russell H. Werner as Attorney-in-fact

WCC LAND HOLDING COMPANY, INC.

By:	*
Name:	Thomas Durham
Title:	President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	President	May 29, 2012
Thomas Durham	(Principal Executive Officer)

/s/ Russell H. Werner	Treasurer	May 29, 2012
Russell H. Werner	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 29, 2012
Jennifer Grafton

*	Director	May 29, 2012
Joseph Micheletti

*	Director	May 29, 2012
Kevin Paprzycki

/s/ Russell H. Werner
* Russell H. Werner as Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
3.1*	Restated Certificate of Incorporation of Westmoreland Coal Company
3.2*	Certificate of Correction to the Restated Certificate of Incorporation of Westmoreland Coal Company
3.3*	Certificate of Amendment to the Restated Certificate of Incorporation of Westmoreland Coal Company
3.4*	Certificate of Amendment to the Restated Certificate of Incorporation of Westmoreland Coal Company
3.5*	Amended and Restated Bylaws of Westmoreland Coal Company
3.6*	Amended and Restated Partnership Agreement of Westmoreland Partners
3.7*	Amendment No. 1 to Amended and Restated Partnership Agreement of Westmoreland Partners
3.8*	Amendment No. 2 to Amended and Restated Partnership Agreement of Westmoreland Partners
3.9*	Certificate of Formation of Westmoreland Energy LLC
3.10*	Operating Agreement of Westmoreland Energy LLC
3.11*	Certificate of Formation of Westmoreland – North Carolina Power LLC
3.12*	Operating Agreement of Westmoreland – North Carolina Power LLC
3.13*	Certificate of Incorporation of WEI – Roanoke Valley, Inc.
3.14*	Certificate of Amendment to Certificate of Incorporation of WEI – Roanoke Valley, Inc.
3.15*	Bylaws of WEI – Roanoke Valley, Inc.
3.16*	Certificate of Limited Partnership of Westmoreland Roanoke Valley LP
3.17*	Amendment to Certificate of Limited Partnership of Westmoreland Roanoke Valley LP
3.18*	Agreement of Limited Partnership of Westmoreland Roanoke Valley LP
3.19*	Certificate of Incorporation of Westmoreland Resources, Inc.
3.20*	Certificate of Amendment of Certificate of Incorporation of Westmoreland Resources, Inc.
3.21*	Certificate of Amendment of Certificate of Incorporation of Westmoreland Resources, Inc.
3.22*	Bylaws of Westmoreland Resources, Inc.
3.23*	Certificate of Incorporation of WRI Partners, Inc.
3.24*	Bylaws of WRI Partners, Inc.
3.25*	Certificate of Incorporation of Westmoreland Mining Services, Inc.
3.26	Certificate of Amendment of Certificate of Incorporation of Westmoreland Mining Services, Inc.
3.27*	Bylaws of Westmoreland Kemmerer, Inc.
3.28*	Certificate of Incorporation of Westmoreland Coal Sales Company, Inc.
3.29*	Certificate of Amendment of Certificate of Incorporation of Westmoreland Coal Sales Company, Inc.
3.30*	Bylaws of Westmoreland Coal Sales Company, Inc.
3.31*	Certificate of Incorporation of WCC Land Holding Company, Inc.
3.32*	Bylaws of WCC Land Holding Company, Inc.
3.33*	Certificate of Incorporation of Westmoreland Power, Inc.
3.34*	Certificate of Amendment of Certificate of Incorporation of Westmoreland Power, Inc.
3.35*	Certificate of Amendment of Certificate of Incorporation of Westmoreland Power, Inc.
3.36*	Bylaws of Westmoreland Power, Inc.
4.1*	Indenture, dated as of 2/04/2011, by and between Westmoreland Coal Company, Westmoreland Partners and Wells Fargo Bank, NA, as trustee and note collateral agent.
4.2*	Form of 10.75% Senior Notes due 2018 (included as Exhibit A in Exhibit 4.1).
4.3*	Registration Rights Agreement, dated 2/04/2011, among Westmoreland Coal Company and Westmoreland Partners and Gleacher & Company Securities, Inc., as initial purchaser
4.4*	Pledge and Security Agreement dated as of 2/04/ 2011, by Westmoreland Coal Company and Westmoreland Partners in favor of Wells Fargo Bank, NA, as note collateral agent
4.5**	Supplemental Indenture, dated as of January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Wells Fargo Bank, National Association, as trustee and not collateral agent
4.6**	Form of 10.75% Senior Notes due 2018 (included as Exhibit A in Exhibit 4.5).
4.7**	Registration Rights Agreement, dated January 31, 2012, by and among Westmoreland Coal Company, Westmoreland Partners and Gleacher & Company Securities, Inc., as initial purchaser.
4.8**	Amendment No. 1 to the Pledge and Security Agreement dated January 26, 2012
5.1***	Opinion of Holland & Hart LLP as to the validity of the new notes.
5.2***	Opinion of Williams, Mullen, Clark & Dobbins as to the validity of the new notes.
12.1***	Statement Regarding Computation of Ratios.
21.1***	Subsidiaries of the Registrant.
23.1***	Consent of Ernst & Young LLP
23.2***	Consent of Tanner LLC
23.5***	Consent of Holland & Hart LLP (included in Exhibit 5.1)
23.6***	Consent of Williams, Mullen, Clark & Dobbins (included in Exhibit 5.2)
24.1***	Power of Attorney (included on signature page)
25.1***	Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association
99.1***	Letter of Transmittal
99.2***	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees

99.3***	Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees
99.4***	Substitute Form W-9
________
*	Incorporated by reference to the Registrant’s Registration Statement on Form S-4 filed with the SEC on June 3, 2011 (File No. 333-174723)
**	Incorporated by reference to the Registrant’s Current Report on Form 8-K filed with the SEC on January 31, 2012 (File No. 001-11155)
***	Incorporated by reference to the Registrant’s Registration Statement on Form S-4 filed with the SEC on May 21, 2012 (File No. 333-181565)